PowerShares Exchange-Traded Fund Trust II

  PowerShares Autonomic Growth NFA Global Asset Portfolio  –  PTO

  PowerShares Autonomic Balanced Growth NFA
  Global Asset Portfolio  –  PAO

  PowerShares Autonomic Balanced NFA
  Global Asset Portfolio  –  PCA

PowerShares Exchange-Traded Fund Trust II (the "Trust") is a registered investment company that currently consists of twenty-nine separate exchange-traded index funds. Additional funds may be offered in the future. This Prospectus relates to the three funds of the Trust identified on the cover page (each a "Fund" and, together, the "Funds").

The Funds anticipate that their shares (the "Shares") will be listed on the American Stock Exchange ("AMEX"). The market prices for the Shares may be different from their net asset value ("NAV"). Each Fund will issue and redeem Shares only in large blocks consisting of 100,000 Shares ("Creation Units"). Creation Units are issued and redeemed principally in-kind for securities included in a specified index.

Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Each representation to the contrary is a criminal offense.

Prospectus dated May 5, 2008

NOT FEDERAL DEPOSIT INSURANCE
CORPORATION ("FDIC") INSURED. MAY LOSE VALUE.
NO BANK GUARANTEE.

TABLE OF CONTENTS

4	Introduction – PowerShares Exchange-Traded Fund Trust II

4	Who Should Invest in the Funds

4	Tax Advantaged Product Structure

5	PowerShares Autonomic Growth NFA Global Asset Portfolio

10	PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio

15	PowerShares Autonomic Balanced NFA Global Asset Portfolio

20	Underlying ETFs

29	Risks of Underlying ETFs

37	Additional Investment Strategies

38	Additional Risks

39	Portfolio Holdings

39	Management of the Funds

42	How to Buy and Sell Shares

44	Creations, Redemptions and Transaction Fees

47	Dividends, Distributions and Taxes

49	Distributor

49	Net Asset Value

49	Fund Service Providers

50	Index Provider

50	Disclaimers

62	Other Information

INTRODUCTION – POWERSHARES EXCHANGE-TRADED FUND TRUST II

The Trust is an investment company consisting of twenty-nine separate exchange-traded "index funds." The investment objective of each of the Funds of the Trust is to replicate as closely as possible, before fees and expenses, the price and yield of a specified market index. This Prospectus relates to the Funds listed on the cover page. Invesco PowerShares Capital Management LLC (the "Adviser") is the investment adviser for the Funds.

The Funds anticipate that their Shares will trade on the AMEX. The market prices for the Shares may be different from their NAV. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks, each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, Shares of the Funds are not redeemable securities of the Funds.

WHO SHOULD INVEST IN THE FUNDS

The Funds are designed for investors who seek a relatively low-cost approach for investing in a portfolio of securities in a specified index. The Funds may be suitable for long-term investment in the markets represented in the relevant index and may also be used as an asset allocation tool or as a speculative trading instrument.

TAX ADVANTAGED PRODUCT STRUCTURE

Unlike interests in conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed, principally in-kind, in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

Powershares Autonomic Growth NFA Global Asset Portfolio

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of an index called the New Frontier Global Dynamic Growth IndexTM (the "Underlying Index").

Principal Investment Strategies

The Adviser will seek to match the performance of the Underlying Index. The Fund will normally invest at least 90% of its total assets in securities of funds included in the Underlying Index. The Fund is a "fund of funds," as it invests its assets in the securities of funds included in the Underlying Index, which includes underlying funds rather than individual securities. The funds included in the Underlying Index are exchange-traded funds ("ETFs") advised by the Adviser or its affiliates ("PowerShares ETFs"), or, if the asset exposure sought is not available through a PowerShares ETF, ETFs advised by unaffiliated entities (collectively, the "Underlying ETFs"). The Fund and any PowerShares ETFs in which the Fund invests are part of the same group of investment companies.

The Underlying Index is compiled and calculated by New Frontier Advisors, LLC ("New Frontier Advisors" or the "Index Provider"). The Index Provider is a registered investment adviser based in Massachusetts with an extensive background in quantitative research, consulting and management. The Index Provider uses a proprietary methodology to select Underlying ETFs covering a combination of asset classes designed to maximize long-term returns for a given level of risk. The Underlying Index utilizes the Index Provider's proprietary and patented Resampled EfficiencyTM optimization process to create an optimal combination of Underlying ETFs to maximize long-term returns based on a growth risk profile targeting approximately 90% equities and 10% fixed income. The 90% equity target is comprised of Underlying ETFs whose underlying securities are U.S. equities, non-U.S. equities and real estate investment trusts ("REITs"). The 10% fixed income target consists of Underlying ETFs whose underlying securities are fixed income instruments. The Index Provider may classify ETFs that invest in commodities, futures and currency as either fixed income or equities depending on the risk and return characteristics of the Underlying ETF. As of May 1, 2008, the Underlying Index included 30 Underlying ETFs. The Fund's investment objective and 90% investment policy are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The Underlying Index is generally adjusted quarterly, though monthly rebalancing may be necessary in volatile markets to ensure that the 90/10 equity to fixed income risk target is met. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in the Underlying ETFs comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those Underlying ETFs in those weightings. In those circumstances, the Fund may purchase a sample of Underlying ETFs in the Underlying Index. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Index Methodology

The Underlying Index includes Underlying ETFs selected pursuant to a proprietary methodology of New Frontier Advisors designed to identify Underlying ETFs covering a combination of asset classes expected to maximize long-term returns for a risk profile targeting approximately 90% equities and 10% fixed income.

Index Construction

The Underlying Index includes constituent Underlying ETFs of various asset classes and their corresponding weightings by using New Frontier Advisors' proprietary and patented Resampled EfficiencyTM optimization process. The Resampled EfficiencyTM optimization process seeks to create an optimal combination of Underlying ETFs that meet the 90/10 equity to fixed income risk target and to monitor the Underlying Index on a regular basis to maintain such risk target, while seeking to maximize long-term returns for the given level of risk. The Resample EfficiencyTM optimization process selects Underlying ETFs based upon inputs of expected return, standard deviation and correlation. The Underlying Index rebalances quarterly, though monthly rebalancing may be necessary in volatile markets to ensure the risk target is met. The Underlying

Index is modified capitalization weighted once the weights are established after each rebalance.

The Underlying Index began operations on January 1, 2008. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section "Additional Risks" for other risk factors.

Fund of Funds Risk

The Fund pursues its investment objective by investing its assets in the Underlying ETFs rather than investing directly in stocks, bonds, cash or other investments. The Fund's investment performance, because it is a fund of funds, depends on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees of the Underlying ETFs in which it invests. There is a risk that New Frontier Advisors' evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by constituent Underlying ETFs in the Underlying Index may be out of favor and underperform other segments.

Underlying ETFs Risk

Investment in the Underlying ETFs may subject the Fund to the following risks: Market Risk; Market Trading Risk; Non-Correlation Risk; Replication Management Risk; Equity Securities Risk; Fixed Income Securities Risk; Zero Coupon Securities Risk; Mortgage-Backed Securities Risk; Small and Medium Capitalization Company Risk; Large Capitalization Company Risk; Micro Cap Company Risk; Value Investing Style Risk; Growth Style Investing Risk; Foreign Securities Risk; Developing Market Securities Risk; Emerging Markets Securities Risk; Call Risk; High Yield Securities Risk; Sovereign Debt Risk; Emerging Markets Sovereign Debt Risk; Derivatives Risk; Liquidity Risk; Valuation Risk; Real Estate Securities Risk; and Commodities Risk. See "Risks of Underlying ETFs."

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund had not yet commenced operations as of the date of this Prospectus and therefore does not have a performance history for a full calendar year.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market will not pay the Creation/Redemption Transaction Fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.(1)

Shareholder Transaction Expenses (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$500
Maximum Creation/Redemption Transaction Fee(2)	$2,000
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.25%
Other Expenses(4)	0.00%
Acquired Funds Fees and Expenses(5)(6)	0.61%
Total Annual Fund Operating Expenses	0.86%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$88	$274

(1)  The Fund had not commenced operations as of the date of this Prospectus. The expenses listed in the table, including the Acquired Funds Fees and Expenses, are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation ("NSCC"), if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

(5)  The Fund indirectly bears the management fee of the Underlying ETFs which comprise the Underlying Index. The Adviser serves as the investment adviser to some of the Underlying ETFs which comprise the Underlying Index. By virtue of the Fund's investment in the Underlying ETFs, the management fee paid to the Adviser, will increase. In addition, certain affiliates of the Adviser may receive increased marketing fees due to the Fund's investment in certain Underlying ETFS. The marketing fees are not an expense of the Fund.

(6)  Acquired fund fees and expenses are not fees and expenses incurred by the Fund directly, but are expenses of the Underlying ETFs in which the Fund invests. Acquired fund fees and expenses are not paid by the Adviser and the impact of the acquired fund fees and expenses are included in the total returns of the Fund.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called authorized participants ("Authorized Participants," or "APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $14,167 if the Creation Unit is redeemed after one year, and $42,159 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

Powershares Autonomic Balanced Growth NFA Global Asset Portfolio

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of an index called the New Frontier Global Dynamic Balanced Growth IndexTM (the "Underlying Index").

Principal Investment Strategies

The Adviser will seek to match the performance of the Underlying Index. The Fund will normally invest at least 90% of its total assets in the securities of funds included in the Underlying Index. The Fund is a "fund of funds," as it invests its assets in the securities of funds included in the Underlying Index, which includes underlying funds rather than individual securities. The funds included in the Underlying Index are ETFs advised by the Adviser or its affiliates ("PowerShares ETFs"), or, if the asset exposure sought is not available through a PowerShares ETF, ETFs advised by unaffiliated entities (collectively, the "Underlying ETFs").

The Fund and any PowerShares ETFs in which the Fund invests are part of the same group of investment companies. The Underlying Index is compiled and calculated by New Frontier Advisors, LLC ("New Frontier Advisors" or the "Index Provider"). The Index Provider is a registered investment adviser based in Massachusetts with an extensive background in quantitative research, consulting and management. The Index Provider uses a proprietary methodology to select Underlying ETFs covering a combination of asset classes designed to maximize long-term returns for a given level of risk. The Underlying Index utilizes the Index Provider's proprietary and patented Resampled EfficiencyTM optimization process to create an optimal combination of Underlying ETFs to maximize long-term returns based on a growth risk profile targeting approximately 75% equities and 25% fixed income. The 75% equity target is comprised of Underlying ETFs whose underlying securities are U.S. equities, non-U.S. equities and REITs. The 25% fixed income target consists of Underlying ETFs whose underlying securities are fixed income instruments. The Index Provider may classify ETFs that invest in commodities, futures and currency as either fixed income or equities depending on the risk and return characteristics of the Underlying ETF. As of May 1, 2008, the Underlying Index included 27 Underlying ETFs. The Fund's investment objective and 90% investment policy are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The Underlying Index is generally adjusted quarterly, though monthly rebalancing may be necessary in volatile markets to ensure that the 75/25 equity to fixed income risk target is met. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the

Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in the Underlying ETFs comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those Underlying ETFs in those weightings. In those circumstances, the Fund may purchase a sample of Underlying ETFs in the Underlying Index. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Index Methodology

The Underlying Index includes Underlying ETFs selected pursuant to a proprietary methodology of New Frontier Advisors designed to identify Underlying ETFs covering a combination of asset classes expected to maximize long-term returns for a risk profile targeting approximately 75% equities and 25% fixed income.

Index Construction

The Underlying Index includes constituent Underlying ETFs of various asset classes and their corresponding weightings by using New Frontier Advisors' proprietary and patented Resampled EfficiencyTM optimization process. The Resampled EfficiencyTM optimization process seeks to create an optimal combination of Underlying ETFs that meet the 75/25 equity to fixed income risk target and to monitor the Underlying Index on a regular basis to maintain such risk target, while seeking to maximize long-term returns for the given level of risk. The Resampled EfficiencyTM optimization process selects Underlying ETFs based upon inputs of expected return, standard deviation and correlation. The Underlying Index rebalances quarterly, though monthly rebalancing may be necessary in volatile markets to ensure the risk target is met. The Underlying Index is modified capitalization weighted once the weights are established after each rebalance.

The Underlying Index began operations on January 1, 2008. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section "Additional Risks" for other risk factors.

Fund of Funds Risk

The Fund pursues its investment objective by investing its assets in the Underlying ETFs rather than investing directly in stocks, bonds, cash or other investments. The Fund's investment performance, because it is a fund of funds, depends on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees of the Underlying ETFs in which it invests. There is a risk that the Index Provider's evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by constituent Underlying ETFs in the Underlying Index may be out of favor and underperform other segments.

Underlying ETFs Risk

Investment in the Underlying ETFs may subject the Fund to the following risks: Market Risk; Market Trading Risk; Non-Correlation Risk; Replication Management Risk; Equity Securities Risk; Fixed Income Securities Risk; Zero Coupon Securities Risk; Mortgage-Backed Securities Risk; Small and Medium Capitalization Company Risk; Large Capitalization Company Risk; Micro Cap Company Risk; Value Investing Style Risk; Growth Style Investing Risk; Foreign Securities Risk; Developing Market Securities Risk; Emerging Markets Securities Risk; Call Risk; High Yield Securities Risk; Sovereign Debt Risk; Emerging Markets Sovereign Debt Risk; Derivatives Risk; Liquidity Risk; Valuation Risk; Real Estate Securities Risk; and Commodities Risk. See "Risks of Underlying ETFs."

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund had not yet commenced operations as of the date of this Prospectus and therefore does not have a performance history for a full calendar year.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market will not pay the Creation/Redemption Transaction Fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.(1)

Shareholder Transaction Expenses (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$500
Maximum Creation/Redemption Transaction Fee(2)	$2,000
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.25%
Other Expenses(4)	0.00%
Acquired Funds Fees and Expenses(5)(6)	0.57%
Total Annual Fund Operating Expenses	0.82%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$84	$262

(1)  The Fund had not commenced operations as of the date of this Prospectus. The expenses listed in the table, including the Acquired Funds Fees and Expenses, are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

(5)  The Fund indirectly bears the management fee of the Underlying ETFs which comprise the Underlying Index. The Adviser serves as the investment adviser to some of the Underlying ETFs which comprise the Underlying Index. By virtue of the Fund's investment in the Underlying ETFs, the management fee paid to the Adviser, will increase. In addition, certain affiliates of the Adviser may receive increased marketing fees due to the Fund's investment in certain Underlying ETFS. The marketing fees are not an expense of the Fund.

(6)  Acquired fund fees and expenses are not fees and expenses incurred by the Fund directly, but are expenses of the Underlying ETFs in which the Fund invests. Acquired fund fees and expenses are not paid by the Adviser and the impact of the acquired fund fees and expenses are included in the total returns of the Fund.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called authorized participants ("Authorized Participants," or "APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $13,557 if the Creation Unit is redeemed after one year, and $40,268 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

Powershares Autonomic Balanced NFA Global Asset Portfolio

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of an index called the New Frontier Global Dynamic Balanced IndexTM (the "Underlying Index").

Principal Investment Strategies

The Adviser will seek to match the performance of the Underlying Index. The Fund will normally invest at least 90% of its total assets in the Underlying Index. The Fund is a "fund of funds," as it invests its assets in the securities of funds included in the Underlying Index, which includes underlying funds rather than individual securities. The funds included in the Underlying Index are ETFs advised by the Adviser or its affiliates ("PowerShares ETFs"), or, if the asset exposure sought is not available through a PowerShares ETF, ETFs advised by unaffiliated entities (collectively, the "Underlying ETFs"). The Fund and any PowerShares ETFs in which the Fund invests are part of the same group of investment companies.

The Underlying Index is compiled and calculated by New Frontier Advisors (the "Index Provider"). The Index Provider is a registered investment adviser based in Massachusetts with an extensive background in quantitative research, consulting and management. The Index Provider uses a proprietary methodology to select Underlying ETFs covering a combination of asset classes designed to maximize long-term returns for a given level of risk. The Underlying Index utilizes the Index Provider's proprietary and patented Resampled Efficiency(TM) optimization process to create an optimal combination of Underlying ETFs to maximize long-term returns based on a growth risk profile targeting approximately 60% equities and 40% fixed income. The 60% equity target is comprised of Underlying ETFs whose underlying securities are U.S. equities, non-U.S. equities and REITs. The 40% fixed income target consists of Underlying ETFs whose underlying securities are fixed income instruments. The Index Provider may classify ETFs that invest in commodities, futures and currency as either fixed income or equities depending on the risk and return characteristics of the Underlying ETF. As of May 1, 2008, the Underlying Index included 27 Underlying ETFs. The Fund's investment objective and 90% investment policy are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The Underlying Index is generally adjusted quarterly, though monthly rebalancing may be necessary in volatile markets to ensure that the 60/40 equity to fixed income risk target is met. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those Underlying ETFs in those weightings. In those circumstances, the Fund may purchase a sample of Underlying ETFs in the Underlying Index. There may also be instances in which the Adviser may choose to overweight another Underlying ETFs in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Index Methodology

The Underlying Index includes Underlying ETFs selected pursuant to a proprietary methodology of New Frontier Advisors designed to identify Underlying ETFs covering a combination of asset classes expected to maximize long-term returns for a risk profile targeting approximately 60% equities and 40% fixed income.

Index Construction

The Underlying Index includes constituent Underlying ETFs of various asset classes and their corresponding weightings by using New Frontier Advisors' proprietary and patented Resampled EfficiencyTM optimization process. The Resampled EfficiencyTM optimization process seeks to create an optimal combination of Underlying ETFs that meet the 60/40 equity to fixed income risk target and to monitor the Underlying Index on a regular basis to maintain such risk target, while seeking to maximize long-term returns for the given level of risk. The Resampled EfficiencyTM optimization process selects Underlying ETFs based upon inputs of expected return, standard deviation and correlation. The Underlying Index rebalances quarterly, though monthly rebalancing may be necessary in volatile markets to ensure the risk target is met. The Underlying Index is modified capitalization weighted once the weights are established after each rebalance.

The Underlying Index began operations on January 1, 2008. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section "Additional Risks" for other risk factors.

Fund of Funds Risk

The Fund pursues its investment objective by investing its assets in the Underlying ETFs rather than investing directly in stocks, bonds, cash or other investments. The Fund's investment performance, because it is a fund of funds, depends on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees of the Underlying ETFs in which it invests. There is a risk that the Index Provider's evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by constituent Underlying ETFs in the Underlying Index may be out of favor and underperform other segments.

Underlying ETFs Risk

Investment in the Underlying ETFs may subject the Fund to the following risks: Market Risk; Market Trading Risk; Non-Correlation Risk; Replication Management Risk; Equity Securities Risk; Fixed Income Securities Risk; Zero Coupon Securities Risk; Mortgage-Backed Securities Risk; Small and Medium Capitalization Company Risk; Large Capitalization Company Risk; Micro Cap Company Risk; Value Investing Style Risk; Growth Style Investing Risk; Foreign Securities Risk; Developing Market Securities Risk; Emerging Markets Securities Risk; Call Risk; High Yield Securities Risk; Sovereign Debt Risk; Emerging Markets Sovereign Debt Risk; Derivatives Risk; Liquidity Risk; Valuation Risk; Real Estate Securities Risk; and Commodities Risk. See "Risks of Underlying ETFs."

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund had not yet commenced operations as of the date of this Prospectus and therefore does not have a performance history for a full calendar year.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market will not pay the Creation/Redemption Transaction Fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.(1)

Shareholder Transaction Expenses (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$500
Maximum Creation/Redemption Transaction Fee(2)	$2,000
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.25%
Other Expenses(4)	0.00%
Acquired Funds Fees and Expenses(5)(6)	0.50%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$77	$240

(1)  The Fund had not commenced operations as of the date of this Prospectus. The expenses listed in the table, including the Acquired Funds Fees and Expenses, are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

(5)  The Fund indirectly bears the management fee of the Underlying ETFs which comprise the Underlying Index. The Adviser serves as the investment adviser to some of the Underlying ETFs which comprise the Underlying ETFs. By virtue of the Fund's investment in the Underlying Index, the management fee paid to the Adviser, will increase. In addition, certain affiliates of the Adviser may receive increased marketing fees due to the Fund's investment in certain Underlying ETFS. The marketing fees are not an expense of the Fund.

(6)  Acquired fund fees and expenses are not fees and expenses incurred by the Fund directly, but are expenses of the Underlying ETFs in which the Fund invests. Acquired fund fees and expenses are not paid by the Adviser and the impact of the acquired fund fees and expenses are included in the total returns of the Fund.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called authorized participants ("Authorized Participants," or "APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $12,489 if the Creation Unit is redeemed after one year, and $36,953 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

Underlying ETFs

The following chart illustrates the approximate asset allocation among the Underlying ETFs for each Underlying Index as of the Funds' inception.

Underlying ETFs	New Frontier Global Dynamic Growth IndexTM	New Frontier Global Dynamic Balanced Growth IndexTM	New Frontier Global Dynamic Balanced IndexTM
Domestic Equity	9 Underlying ETFs	8 Underlying ETFs	8 Underlying ETFs
PowerShares Dynamic Mid Cap Portfolio	0.51%
PowerShares Dynamic Mid Cap Growth Portfolio	4.57%	3.97%	3.16%
PowerShares Dynamic Mid Cap Value Portfolio	2.55%	2.61%	2.27%
PowerShares Dynamic Large Cap Portfolio	13.06%	9.07%	4.58%
PowerShares Dynamic Large Cap Growth Portfolio	4.08%	4.18%	4.36%
PowerShares Dynamic Large Cap Value Portfolio	4.49%	4.40%	4.32%
PowerShares Dynamic Small Cap Growth Portfolio	2.90%	2.00%	1.53%
PowerShares Dynamic Small Cap Value Portfolio	3.50%	3.49%	3.10%
PowerShares Zacks Micro Cap Portfolio	1.21%	0.96%	0.80%
Other Domestic Equity	No Underlying ETFs	No Underlying ETFs	No Underlying ETFs
Foreign Equity	3 Underlying ETFs	3 Underlying ETFs	3 Underlying ETFs
PowerShares Dynamic Asia Pacific Portfolio	4.59%	4.66%	4.71%
PowerShares Dynamic Developed International Opportunities Portfolio	22.31%	15.00%	7.43%
PowerShares Dynamic Europe Portfolio	7.44%	13.26%	14.57%
Other Foreign Equity	4 Underlying ETFs	2 Underlying ETFs	1 Underlying ETF
	14.49%	6.20%	4.17%
Real Estate	2 Underlying ETFs	2 Underlying ETFs	2 Underlying ETFs
	4.87%	6.45%	6.51%

Underlying ETFs	New Frontier Global Dynamic Growth IndexTM	New Frontier Global Dynamic Balanced Growth IndexTM	New Frontier Global Dynamic Balanced IndexTM
Commodities Funds	3 Underlying ETFs	3 Underlying ETFs	3 Underlying ETFs
	1.49%	2.31%	2.73%
Fixed Income/Bond Funds	3 Underlying ETFs	3 Underlying ETFs	3 Underlying ETFs
PowerShares Emerging Markets Sovereign Debt Portfolio	1.64%	2.34%	2.68%
PowerShares High Yield Corporate Bond Portfolio	0.52%	1.27%	1.78%
PowerShares 1-30 Laddered Treasury Portfolio	1.24%	3.72%	4.27%
Other Fixed Income	6 Underlying ETFs	6 Underlying ETFs	7 Underlying ETFs
	4.51%	14.12%	27.03%
Total	100.00%	100.00%	100.00%

A description of the PowerShares ETFs in which the Funds initially intend to invest is set forth below. To gain exposure to certain asset classes, the Adviser will also invest in other unaffiliated ETFs. More information regarding the PowerShares ETFs is available in their Prospectuses and Statements of Additional Information, which are available at www.InvescoPowerShares.com. In addition, a list of all Underlying ETFs in which each Fund invests is available at www.InvescoPowerShares.com.

Domestic Equity Funds

PowerShares Dynamic Large Cap Portfolio

The PowerShares Dynamic Large Cap Portfolio (the "fund") seeks investment results that correspond generally to the price and yield (before the fund's fees and expenses) of an equity index called the Dynamic Large Cap IntellidexSM Index (the "underlying index").

The fund will normally invest at least 80% of its assets in common stocks of large cap companies. A company is considered to be a large capitalization company if it falls within the underlying index's proprietary model, which selects 100 U.S. large cap stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange ("NYSE"), the AMEX and the NASDAQ Stock Market Inc. ("NASDAQ") segregated into three size groups, Large Cap, Mid Cap and Small Cap. The 250 largest stocks are considered Large Cap. The next 750 are considered Mid Cap and the remaining

1000 stocks are considered Small Cap. The 100 U.S. large cap stocks with the largest capital appreciation potential are identified by the AMEX pursuant to the underlying index's proprietary methodology. The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying index.

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Growth Portfolio (the "fund") seeks investment results that correspond generally to the price and yield (before the fund's fees and expenses) of an equity index called the Dynamic Large Cap Growth IntellidexSM Index (the "underlying index").

The fund will normally invest at least 80% of its assets in common stocks of large cap companies. A company is considered to be a large capitalization company if it falls within the underlying index's proprietary model, which selects 50 U.S. large cap growth stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, the AMEX and the NASDAQ segregated into three size groups, Large Cap, Mid Cap and Small Cap. The 250 largest stocks are considered Large Cap. The next 750 are considered Mid Cap and the remaining 1000 stocks are considered Small Cap. The 50 U.S. large cap growth stocks are identified by the AMEX pursuant to the underlying index's proprietary model based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors. The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying index.

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Large Cap Value Portfolio (the "fund") seeks investment results that correspond generally to the price and yield (before the fund's fees and expenses) of an equity index called the Dynamic Large Cap Value IntellidexSM Index (the "underlying index").

The fund will normally invest at least 80% of its assets in common stocks of large cap companies. A company is considered to be a large capitalization company if it falls within the underlying index's proprietary model, which selects 50 U.S. large cap value stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, the AMEX and the NASDAQ segregated into three size groups, Large Cap, Mid Cap and Small Cap. The 250 largest stocks are considered Large Cap. The next 750 are considered Mid Cap and the remaining 1000 stocks are considered Small Cap. The 50 U.S. large cap value stocks are identified by the AMEX pursuant to the underlying index's proprietary model based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors. The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying index.

PowerShares Dynamic Mid Cap Portfolio

The PowerShares Dynamic Mid Cap Portfolio (the "fund") seeks investment results that correspond generally to the price and yield (before the fund's fees and expenses) of an equity index called the Dynamic Mid Cap IntellidexSM Index (the "underlying index").

The fund will normally invest at least 80% of its assets in common stocks of mid capitalization companies. A company is considered to be a mid capitalization company if it falls within the underlying index's proprietary model, which selects 150 U.S. mid capitalization growth stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, the AMEX and the NASDAQ segregated into three size groups, Large Cap, Mid Cap and Small Cap. The 250 largest stocks are considered Large Cap. The next 750 are considered Mid Cap and the remaining 1000 stocks are considered Small Cap. The 150 U.S. mid capitalization stocks with the largest capital appreciation potential are identified by the AMEX pursuant to the underlying index's proprietary methodology.

PowerShares Dynamic Mid Cap Growth Portfolio

PowerShares Dynamic Mid Cap Growth Portfolio (the "fund") seeks investment results that correspond generally to the price and yield (before the fund's fees and expenses) of an equity index called the Dynamic Mid Cap Growth IntellidexSM Index (the "underlying index").

The fund will normally invest at least 80% of its assets in common stocks of mid cap companies. A company is considered to be a mid capitalization company if it falls within the underlying index's proprietary model, which selects 75 U.S. mid cap growth stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, the AMEX and the NASDAQ segregated into three size groups, Large Cap, Mid Cap and Small Cap. The 250 largest stocks are considered Large Cap. The next 750 are considered Mid Cap and the remaining 1000 stocks are considered Small Cap. The 75 U.S. mid cap growth stocks are identified by the AMEX pursuant to the underlying index's proprietary model based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors. The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying index.

PowerShares Dynamic Mid Cap Value Portfolio

PowerShares Dynamic Mid Cap Value Portfolio (the "fund") seeks investment results that correspond generally to the price and yield (before the fund's fees and expenses) of an equity index called the Dynamic Mid Cap Value IntellidexSM Index (the "underlying index").

The fund will normally invest at least 80% of its assets in common stocks of mid cap companies. A company is considered to be a mid capitalization company if it falls within the underlying index's proprietary model, which selects 75 U.S. mid cap value stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, the AMEX and the NASDAQ segregated into three size groups, Large Cap, Mid Cap and Small Cap. The 250 largest stocks are considered Large Cap. The next 750 are considered Mid Cap and the remaining 1000 stocks are considered Small Cap. The 75 U.S. mid cap value stocks are identified by the AMEX pursuant to the underlying index's proprietary model based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors. The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying index.

PowerShares Dynamic Small Cap Growth Portfolio

PowerShares Dynamic Small Cap Growth Portfolio (the "fund") seeks investment results that correspond generally to the price and yield (before the fund's fees and expenses) of an equity index called the Dynamic Small Cap Growth IntellidexSM Index (the "underlying index").

The fund will normally invest at least 80% of its assets in common stocks of small cap companies. A company is considered to be a small capitalization company if it falls within the underlying index's proprietary model, which selects 100 U.S. small cap growth stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, the AMEX and the NASDAQ segregated into three size groups, Large Cap, Mid Cap and Small Cap. The 250 largest stocks are considered Large Cap. The next 750 are considered Mid Cap and the remaining 1000 stocks are considered Small Cap. The 100 U.S. small cap growth stocks are identified by the AMEX pursuant to the underlying index's proprietary model based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors. The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying index.

PowerShares Dynamic Small Cap Value Portfolio

PowerShares Dynamic Small Cap Value Portfolio (the "fund") seeks investment results that correspond generally to the price and yield (before the fund's fees and expenses) of an equity index called the Dynamic Small Cap Value IntellidexSM (the "underlying index").

The fund will normally invest at least 80% of its assets in common stocks of small cap companies. A company is considered to be a small capitalization company if it falls within the underlying index's proprietary model, which selects 100 U.S. small cap value stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, the AMEX and the NASDAQ segregated into three size groups, Large Cap, Mid Cap and Small Cap. The 250 largest stocks are considered Large Cap. The next 750 are considered Mid Cap and the remaining 1000 stocks are considered Small Cap. The 100 U.S. small cap value stocks are identified by the AMEX pursuant to the underlying index's proprietary model based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors. The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying index.

PowerShares Zacks Micro Cap Portfolio

PowerShares Zacks Mico Cap Portfolio (the "fund") seeks investment results that correspond generally to the price and yield (before the fund's fees and expenses) of an equity index called the Zacks Micro Cap Value Index (the "underlying index").

The fund will normally invest at least 80% of its total assets in common stocks of micro cap companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying index. The underlying index is comprised of between 300 and 500 U.S. stocks selected by Zacks Investment Research ("Zacks") from a universe of 7,000 domestic companies. For the purpose of constituent selection, the micro cap subset is defined relative to the entire investable universe of stocks with the upper threshold equal to 0.15% of the capitalization of the largest capitalization domestic company at the time of selection and a minimum capitalization of approximately 0.015% of the largest capitalization domestic company.

Foreign Funds

PowerShares Dynamic Asia Pacific Portfolio

The PowerShares Dynamic Asia Pacific Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the QSG Asia-Pacific Opportunities Index (the "underlying index").

The fund will normally invest at least 90% of its total assets in stocks that comprise the underlying and American Depository Receipts ("ADRs") based on the stocks in the underlying index. The fund anticipates that the majority of its investments will be in the stocks that comprise the underlying index rather than in ADRs. The fund will normally invest at least 80% of its total assets in securities of companies domiciled in Asia Pacific countries or primarily listed on an exchange in such countries. The underlying index is comprised of securities selected principally on the basis of their capital appreciation potential as identified by the Quantitative Services Group, LLC ("QSG") pursuant to a proprietary quantitative methodology (the "Methodology"). The Methodology evaluates companies monthly, using a proprietary multi-factor model based on the following measures of expected outperformance: balance sheet strength, capital structure, leverage, earnings growth, earnings quality and price momentum, and then ranks and sorts them based on their cumulative scores.

PowerShares Dynamic Developed International Opportunities Portfolio

The PowerShares Dynamic Developed International Opportunities Portfolio (the "fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the QSG Developed International Opportunities Index (the "underlying index").

The fund will normally invest at least 90% of its total assets in stocks that comprise the underlying index and ADRs based on the stocks in the underlying index. The fund anticipates that the majority of its investments will be in the stocks that comprise the underlying index rather than in ADRs. The fund will normally invest at least 80% of its total assets in securities of non-U.S. companies. The underlying index is comprised of securities selected principally on the basis of their capital appreciation potential as identified by QSG pursuant to a proprietary quantitative methodology (the "Methodology"). The Methodology evaluates companies monthly, using a proprietary multi-factor model based on the following measures of expected outperformance: balance sheet strength, capital structure, leverage, earnings growth, earnings quality and price momentum and then ranks and sorts them based on their cumulative scores.

PowerShares Dynamic Europe Portfolio

The PowerShares Dynamic Europe Portfolio (the "fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the QSG Europe Index (the "underlying index").

The fund will normally invest at least 90% of its total assets in stocks that comprise the underlying index and ADRs based on the stocks in the underlying index. The fund anticipates that the majority of its investments will be in the stocks that comprise the underlying index rather than in ADRs. The fund will normally invest at least 80% of its total assets in securities of companies domiciled in Europe or primarily listed on an European exchange. The underlying index is comprised of securities selected principally on the basis of their capital appreciation potential as identified by QSG pursuant to a proprietary quantitative methodology (the "Methodology"). The Methodology evaluates companies monthly, using a proprietary multi-factor model based on the following measures of expected outperformance: balance sheet strength, capital structure, leverage, earnings growth, earnings quality and price momentum and then ranks and sorts them based on their cumulative scores.

Fixed-Income/Bond Funds

PowerShares Emerging Markets Sovereign Debt Portfolio

PowerShares Emerging Markets Sovereign Debt Portfolio (the "fund") seeks investment results that correspond generally to the price and yield (before fees and expenses) of an index called the DB Emerging Market USD Liquid Balanced Index (the "underlying index").

The fund will normally invest at least 80% of its total assets in emerging markets U.S. dollar-denominated government bonds. The fund will normally invest at least 90% of its total assets in the securities that comprise the underlying index. The underlying index is a benchmark index that measures potential returns of a theoretical portfolio of liquid emerging markets U.S. dollar-denominated government bonds. Deutsche Bank Securities Inc. selects zero to three securities from the 22 emerging market countries set forth below, on the basis of potential out-performance, that a) are denominated in U.S. dollars, b) are a sovereign bond, c) have more than three years to maturity and d) have an outstanding float of at least $500 million. As of December 31, 2007, the DB Emerging Market USD Liquid Balanced Index included approximately 25 bonds issued by Argentina, Bulgaria, Brazil, Chile, China, Columbia, Indonesia, Korea, Mexico, Panama, Peru, Philippines, Poland, Quatar, Russia, South Africa, Turkey, Ukraine, Uruguay, El Salvador, Vietnam and Venezuela.

PowerShares High Yield Corporate Bond Portfolio

PowerShares High Yield Corporate Bond Portfolio (the "fund") seeks investment results that correspond generally to the price and yield (before fees and expenses) of an index called Wachovia High Yield Bond Index (the "underlying index").

The fund will normally invest at least 80% of its total assets in high yield corporate bonds payable in U.S. dollars. The fund will normally invest at least 80% of its total assets in the securities that comprise the underlying index. In addition, the fund may invest up to 20% of its assets in futures, options, swaps contracts and high yield corporate bonds not included in the underlying index. The underlying index is a benchmark index that measures potential returns of a theoretical portfolio of high yield corporate bonds rated below investment grade by Moody's Investors Service, Inc., Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc. or Fitch Ratings, Inc., issued by U.S. issuers or foreign private issuers organized outside the U.S. that issue high yield bonds payable in U.S. dollars. All securities included in the underlying index are registered with the SEC and will be selected by Wachovia Capital Markets, LLC.

PowerShares 1-30 Laddered Treasury Portfolio

The PowerShares 1-30 Laddered Treasury Portfolio (the "fund") seeks investment results that correspond generally to the price and yield (before fees and expenses) of an index called the Ryan/Mergent 1-30 Year Treasury Laddered Index (the "underlying index").

The fund will normally invest at least 80% of its total assets in U.S. Treasury securities. The fund will normally invest at least 90% of its total assets in the securities that comprise the underlying index. The underlying index is a benchmark index that measures potential returns of a theoretical portfolio of U.S. Treasury securities with a yield curve based upon 30 distinct annual maturities. The underlying index seeks to maintain a continuous maturity laddered portfolio of securities, meaning that securities holdings are scheduled to mature in a proportional, annual sequential pattern. However, if securities with a desired maturity date are not available, a six-month deviation is allowed. Only Treasury auctioned issues with fixed coupon rates that are non-callable are selected. No treasury inflation-protected securities, bills or zero-coupon securities are allowed. Securities included in the underlying index are selected by Mergent, Inc., ALM Research Solutions, LLC ("ALM") and Ryan Holdings, LLC ("Ryan") (collectively, "Ryan/Mergent").

Risks of Underlying ETFs

Investments in each Fund are subject to the risks associated with an investment in the Underlying ETFs. These include the following risks. See also the section on "Additional Risks" for other risk factors.

Market Risk

The shares of the Underlying ETFs are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Market Trading Risk

An investment in an Underlying ETF involves risks similar to those of investing in any fund of equity securities, fixed income securities and/or commodities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying ETFs.

Non-Correlation Risk

An Underlying ETF may not match the return of its underlying index for a number of reasons. For example, an Underlying ETF may incur a number of operating expenses not applicable to its underlying index, and incur costs in buying and selling securities, especially when rebalancing its securities holdings to reflect changes in the composition of its underlying index. In addition, the performance of an Underlying ETF and its underlying index may vary due to asset valuation differences and differences between the Underlying ETF's portfolio and its underlying index resulting from legal restrictions (such as diversification requirements that apply to an Underlying ETF but not to its underlying index).

Since the Underlying Indexes are not subject to the diversification requirements to which the Funds must adhere, the Funds may be required to deviate their investments from the securities and relative weightings of the Underlying Indexes. The Funds may not invest in certain securities included in the

Underlying Indexes due to liquidity constraints. Liquidity constraints may delay the Funds' purchase or sale of securities included in the Underlying Indexes. For tax efficiency purposes, the Funds may sell certain securities to realize losses, causing it to deviate from the Underlying Indexes.

An Underlying ETF may not be fully invested at times, either as a result of cash flows into the Underlying ETF or reserves of cash held by the Underlying ETF to meet redemptions and expenses. If an Underlying ETF utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on its underlying index, as would be the case if it purchased all of the stocks in its underlying index with the same weightings as the underlying index.

Replication Management Risk

Unlike many investment companies, the Underlying ETFs are not "actively" managed. Therefore, they would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from its underlying index.

Equity Securities Risk

The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Fixed Income Securities Risk

All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

The prices of fixed-income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the fixed-income securities owned by an Underlying ETF would adversely affect the trading price of the Underlying ETF's shares. This "market risk" is usually greater among fixed-income securities with longer maturities or durations.

Zero Coupon Securities

The interest earned on zero coupon securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though Underlying ETFs receive no interest payments in cash on the security during the year.

Mortgage-Backed Securities Risk

Mortgage-backed securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring an Underlying ETF to invest the proceeds at generally lower interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Large Capitalization Company Risk

Returns of large U.S. companies could trail the returns on investments in stocks of smaller companies.

Micro Capitalization Company Risk

Micro cap stocks involve substantially greater risks of loss and price fluctuations. Micro cap companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro cap company.

Value Investing Style Risk

Certain Underlying ETFs emphasize a "value" style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing or the overall stock market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions.

Growth Investing Style Risk

Certain Underlying ETFs emphasize a "growth" style of investing. The market values of such securities may be more volatile than other types of investments.

The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

Foreign Securities Risk

Foreign securities have additional risks, including fluctuations in the value of the U.S. dollar relative to the values of other currencies, and may have relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.

Developing Market Securities Risk

The factors described above for "Foreign Securities Risk" may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries (i.e., those that are in the initial stages of their industrial cycle) have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

Emerging Market Securities Risk

Investment in securities in emerging market countries involves risks not associated with investments in securities in developed countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. There may be less information publicly available with regard to emerging market issuers and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to U.S. issuers. There may be no single centralized securities exchange on which securities are traded in emerging market countries and the systems of corporate governance to which companies in emerging markets are subject may be less advanced than that to which U.S. issuers are subject, and therefore, shareholders in such companies may not receive many of the protections available to shareholders in U.S. issuers. Securities law in many emerging markets countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change.

Call Risk

If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, an Underlying ETF is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Underlying ETF's net investment income.

High Yield Securities Risk

High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as "junk bonds." The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of their issuers and price fluctuations in response to changes in interest rates. Periods of economic downturn or rising interest rates may cause the issuers of high yield securities to experience financial distress, which could adversely impact their ability to make timely payments of principal and interest and increases the possibility of default. The market value and liquidity of high yield securities may be negatively impacted by adverse publicity and investor perceptions, whether or not based on fundamental analysis, especially in a market characterized by a low volume of trading.

Sovereign Debt Risk

Investments in sovereign debt securities involve special risks. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, an Underlying ETF may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and an Underlying ETF's ability to obtain recourse may be limited.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may impair the debtor's ability to service its debts on a timely basis. As a holder of government debt, an Underlying ETF may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Emerging Markets Sovereign Debt Risk

Government obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which certain Underlying ETFs may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligation and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements. As a holder of government debt securities, an Underlying ETF may be asked to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the securities in which an Underling ETF will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as certain Underlying ETFs.

Derivatives Risk

A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Certain Underlying ETFs may invest in certain types of derivatives contracts, including futures, options and swaps. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus an Underlying ETF's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. If an Underlying ETF invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Underlying ETF because the Underlying ETF may be unable to sell the illiquid securities at an advantageous time or price.

Valuation Risk

Because foreign exchanges may be open on days when an Underlying ETF does not price its shares, the value of the securities in the Underlying ETF's portfolio may change on days when shareholders, such as the Funds, will not be able to purchase or sell the Underlying ETF's shares.

Real Estate Securities Risk

Certain Underlying ETFs will concentrate their investments in the real estate sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the investments of those Underlying ETFs. Investing in real estate securities (which include REITs) may subject Underlying ETFs to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Changes in interest rates may also affect the value of the Underlying ETF's investments in real estate securities. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. In addition, REITs are subject to the possibility of failing to qualify for tax free pass-through of income under the Internal Revenue Code and maintaining exemption from the registration requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

Commodities Risk

Certain Underlying ETF's have investment exposure to the commodities markets which may subject them to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.

Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. Many of these factors are very unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Because the performance of certain Underlying ETFs is linked to the performance of highly volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of shares of the Underlying ETFs.

Additional Investment Strategies

Each Fund will normally invest at least 90% of its total assets in component securities that comprise its Underlying Index. Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act, or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular security or securities index), and in swaps and options (subject to the receipt by the Funds of any necessary exemptive relief). Swaps and options (and convertible securities and structured notes) may be used by the Funds in seeking performance that corresponds to its Underlying Index and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential securities market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the AMEX is open) for additions and deletions to the Funds' Underlying Indexes to be reflected in the portfolio composition of the Fund.

Each of the policies described herein, including the investment objective of each Fund, constitutes a non- fundamental policy that may be changed by the Board of Trustees without shareholder approval. Certain fundamental policies of the Funds are set forth in the Funds' Statement of Additional Information ("SAI") under "Investment Restrictions."

Borrowing Money

The Funds may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending

The Funds may lend their portfolio securities. In connection with such loans, the Funds receive liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

Additional Risks

Trading Issues

Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to the AMEX "circuit breaker" rules. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, the value of the securities in a Fund's portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Fluctuation of Net Asset Value

The NAV of a Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the AMEX. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund's Underlying Index trading individually or in the aggregate at any point in time. However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Securities Lending

Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' SAI.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, the PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and the PowerShares Exchange-Traded Fund Trust, a family of exchange-traded funds, with combined assets under management of more than $12.7 billion as of March 31, 2008. The Trust is currently comprised of 29 exchange-traded funds.

On September 18, 2006, Invesco Aim Management Group, Inc., a subsidiary of Invesco Ltd., acquired Invesco PowerShares Capital Management LLC. Invesco

Ltd. is an independent global investment manager. By delivering the combined power of its distinctive worldwide investment management capabilities, including AIM, Atlantic Trust, Invesco, Perpetual, PowerShares, Trimark, and WL Ross, Invesco Ltd. provides a comprehensive array of enduring investment solutions for retail, institutional and high net worth clients around the world. Operating in 20 countries, the company is listed on the New York Stock Exchange under the symbol "IVZ" and had more than $470 billion in assets under management as of March 31, 2008.

Invesco PowerShares Capital Management LLC has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's resources.

John W. Southard Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the Funds. In this capacity, Mr. Southard oversees a team of portfolio managers (with Mr. Southard, the "Portfolio Managers") who are responsible for the day-to-day management of the Funds. Peter Hubbard, who reports to Mr. Southard, is the member of the portfolio management team who is currently primarily responsible for the Funds' day-to-day management. Mr. Hubbard receives management assistance from Jason Stoneberg, Rudolf Reitmann and Travis Trampe, who perform various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each member of the portfolio management team has appropriate limitations on his authority for risk management and compliance purposes.

Portfolio Managers

John Southard is a Managing Director at the Adviser and has been with the Adviser since its inception in February 2003. Mr. Southard has managed each Fund since inception. Prior to his current position, he was a Senior Equity Analyst at Charles Schwab & Company from May 2001 to August 2002. Prior to this, Mr. Southard was a Vice President, Portfolio Manager and Equity Analyst at First Trust Portfolios LP (formerly, Nike Securities LP) from October 1992 to May 2001.

Peter Hubbard is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since their inception. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005, after receiving a bachelor of science degree in Business and Economics from Wheaton College.

Jason Stoneberg is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since its inception. Mr. Stoneberg joined the Adviser as a research analyst in January 2006, after receiving a bachelor of science degree in Business and Economics from Wheaton College. Mr. Stoneberg has been a Portfolio Manager of the Adviser since June 2007.

Rudolf Reitmann is the Vice President of Operations Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since inception. Mr. Reitmann has been the Vice President of Operations Management of the Adviser since October 2006. Prior to joining the Adviser, Mr. Reitmann worked as Assistant Vice President of ETF Services for The Bank of New York from July 1996 to September 2006.

Travis Trampe is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since inception. Mr. Trampe has been an employee of the Adviser since April 2006. Prior to joining the Adviser, Mr. Trampe was an Analyst for Principal Global Investors from December 1994 to September 2006 and Research Analyst for Quantitative Services Group LLC from October 2006 to May 2007.

Each Portfolio Manager may serve as a Portfolio Manager for the PowerShares ETFs.

The Funds' SAI provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Trust.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Adviser's unitary management fee is designed to pay the Funds' expenses and to compensate the Adviser for providing services for the Funds.

A discussion regarding the Board of Trustees' basis for approving the Funds' Investment Advisory Agreement will be available in the Semi-annual report to shareholders for the period ending April 30, 2008.

How to Buy and Sell Shares

The Shares will be issued or redeemed by each Fund at NAV per Share only in Creation Units. See "Creations, Redemptions and Transaction Fees."

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Each Fund anticipates that its Shares will be listed for trading on the secondary market on the AMEX. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "oddlots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Funds anticipate that their Shares will trade on the AMEX under the following symbols:

Fund	Trading Symbol
PowerShares Autonomic Growth NFA Global Asset Portfolio	PTO
PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio	PAO
PowerShares Autonomic Balanced NFA Global Asset Portfolio	PCA

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 100,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on the AMEX may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The AMEX intends to disseminate the approximate value of Shares of each Fund every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

The Trust's Board of Trustees has adopted a policy of not monitoring for frequent purchases and redemptions of Fund Shares ("market timing"). In establishing this policy, the Board evaluated the risks of market timing activities by the Trust's shareholders. The Board noted that a Fund's Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants and that the vast majority of trading in the Funds' Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds' trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact a Fund's ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that the Funds' Shares trade at or close to NAV. The Funds also employ fair valuation pricing to minimize potential dilution from market timing. The Funds impose transaction fees on in-kind purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by a Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund's trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Funds' Shares.

Creations, Redemptions and Transaction Fees

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Purchase

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the securities included in the relevant Fund's Underlying Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Funds' custodian through the facilities of the NSCC, immediately prior to the opening of business each day of the AMEX. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the

Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a participant of DTC ("DTC Participant") that has entered into an agreement with the principal underwriter and the transfer agent, with respect to purchases and redemptions of Creation Units. All orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the (ordinarily 4:00 p.m. New York time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the principal underwriter no later than 3:00 p.m. New York time. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. In the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any or all Deposit Securities, the Funds will purchase the Deposit Securities in the secondary market. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

A fixed Creation Transaction Fee of $500 is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Redemption

Each Fund's custodian makes available immediately prior to the opening of business each day of the, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

An order to redeem Creation Units of a Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m. New York time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m. New York time.

A fixed Redemption Transaction Fee of $500 is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, each Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on the AMEX, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of the Funds' income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

Distributor

Invesco Aim Distributors, Inc. (the "Distributor") serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

The Bank of New York ("BONY") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m. New York time) every day the NYSE is open. The NAV is calculated by deducting all of the Funds' liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board of Trustees or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market, or in the case of the NASDAQ, at the NASDAQ official closing price. Money market securities maturing in 60 days or less will be valued at amortized cost. When price quotes are not readily available, securities will be valued at fair value. Investments that may be valued at fair value include, among others, an unlisted security related to corporate actions, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation and a security affected by a significant event, which event includes acts of terrorism, natural disasters, government action, armed conflict and significant market fluctuations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Fund Service Providers

BONY, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund. Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, serves as legal counsel to the Funds.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Index Provider

New Frontier Advisors, acting under contract with New Frontier Management Company, LLC ("New Frontier Management"), is the Index Provider for the Funds. Neither New Frontier Advisors nor New Frontier Management is affiliated with the Trust, the Adviser or the Distributor.

No entity that creates, compiles, sponsors or maintains an Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser the Distributor or a promoter of a Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of Underlying ETFs in the Underlying Indexes.

Disclaimers

The Underlying Indexes are trademarks of New Frontier Advisors and have been licensed for use for certain purposes by New Frontier Management, LLC, which has sub-licensed the Underlying Indexes for use for certain purposes to the Adviser. The Funds are entitled to use the New Frontier Global Dynamic Balanced Index, New Frontier Global Dynamic Growth Index and New Frontier Global Dynamic Balanced Growth Index pursuant to a sub-licensing agreement with the Adviser. Set forth below is a list of each Fund and its Underlying Index:

Fund	Underlying Index
PowerShares Autonomic Growth NFA Global Asset Portfolio	New Frontier Global Dynamic Growth IndexTM
PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio	New Frontier Global Dynamic Balanced Growth IndexTM
PowerShares Autonomic Balanced NFA Global Asset Portfolio	New Frontier Global Dynamic Balanced IndexTM

The Funds are not sponsored, endorsed, sold or promoted by New Frontier Management, LLC or New Frontier Advisors, and neither company makes any representation regarding the advisability of investing in Shares of the Funds.

There is no relationship between New Frontier Advisors and the Adviser other than a license by New Frontier Management to the Adviser of certain New Frontier Management or New Frontier Advisors trademarks and trade names, and the New Frontier Global Dynamic Balanced Index,TM New Frontier Global Dynamic Growth IndexTM and New Frontier Global Dynamic Balanced Growth IndexTM for use by the Adviser. Such trademarks, trade names and Underlying Indexes have been created and developed by New Frontier Advisors or New Frontier Management without regard to and independently of the Adviser, its businesses, its development of the Funds, and/or any prospective investor.

New Frontier Advisors and New Frontier Management make no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Indexes, or any data included therein in connection with the Funds, or for any other use. New Frontier Advisors and New Frontier Management expressly disclaim all warranties and conditions of merchantability, title or fitness for a particular purpose or use, with respect to the Funds or the Underlying Indexes or to any data included therein, except as set forth in the respective license agreements with the Adviser. Without limiting any of the foregoing, in no event shall New Frontier Advisors or New Frontier Management have any liability for any incidental, special, exemplary, punitive, indirect, or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Indexes or any data included therein.

The Wachovia High Yield Bond Index is a trademark of Wachovia Corporation and has been licensed for use by Invesco PowerShares Capital Management LLC. The Funds are not sponsored, endorsed, sold or promoted by Wachovia Corporation or its affiliates and Wachovia Corporation makes no representation regarding the advisability of investing in the Funds.

None of the Funds is sponsored, endorsed, sold or promoted by Wachovia and Wachovia does not make any representation regarding the advisability of investing in Shares of these Funds.

Wachovia makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. Wachovia's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain Wachovia trademarks and trade names of Wachovia and Wachovia High Yield Bond Index, which is composed by Wachovia without regard to the Distributor. AMEX acts as the exchange on which the shares of the PowerShares High Yield Corporate Bond Portfolio are traded.

The Wachovia High Yield Bond Index is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. Wachovia has no obligation to take the needs of the Distributor, the Adviser, the Trust, the owners of Shares, New Frontier Advisors or the Underlying Indexes for the Funds into consideration in determining, composing or calculating the Wachovia High Yield Bond Index. Wachovia is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Wachovia has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. Wachovia does not guarantee the accuracy and/or the completeness of the Wachovia High Yield Bond Index or any data included therein, and Wachovia shall have no liability for any errors, omissions, or interruptions therein. Wachovia makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust, New Frontier Advisors or owners of Shares, or any other person or entity, from the use of the Wachovia High Yield Bond Index or any data included therein. Wachovia makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Wachovia High Yield Bond Index or any data included therein, the PowerShares High Yield Corporate Bond Portfolio, the Trust or the Shares. Without limiting any of the foregoing, in no event shall Wachovia have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Wachovia High Yield Bond Index or any data included therein, the PowerShares High Yield Corporate Bond Portfolio, the Trust or the Shares, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the Wachovia High Yield Bond Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the PowerShares High Yield Corporate Bond Portfolio, owners of the Shares of the PowerShares High Yield Corporate Bond Portfolio or any other person or entity from the use of the Wachovia High Yield Bond Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Wachovia High Yield Bond Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Wachovia High Yield Bond Index even if notified of the possibility of such damages.

PowerShares High Yield Corporate Bond Portfolio is not sponsored, endorsed, sold or promoted by Wachovia. Wachovia makes no representation or warranty, express or implied, to Fund investors or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by Wachovia to track high yield bond or other securities' performance. Wachovia's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and trade names of Wachovia and of the data supplied by Wachovia that is determined, composed and calculated by Wachovia without regard to the Fund, the Shares or the Underlying Indexes. Wachovia has no obligation to take the needs of or the Fund into consideration when determining, composing or calculating the Wachovia High Yield Bond Index. Wachovia has no obligation or liability in connection with the administration, marketing or trading of the Fund.

WACHOVIA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE WACHOVIA HIGH YIELD BOND INDEX (THE "WACHOVIA INDEX") OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. WACHOVIA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY INVESTORS OR ANY OTHER PERSON FROM THE USE OF THE WACHOVIA INDEX OR THE FUNDS THAT REFERENCE THE WACHOVIA INDEX. WACHOVIA DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND

NONINFRINGEMENT. IN NO EVENT SHALL WACHOVIA HAVE ANY LIABILITY FOR ANY CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES OR LOST PROFITS ARISING OUT OF OR IN CONNECTION WITH THE USE OF THE WACHOVIA INDEX OR ANY DATA CONTAINED THEREIN.

Wachovia may provide services to the issuers of the securities included in the Wachovia Index and may trade, as principal for its own account, or on behalf of its customers, constituent securities comprising the Wachovia Index. Wachovia may serve as authorized participant to the Fund. Wachovia may structure products based on the Wachovia Index, including mutual funds, which may impact the market value of the Wachovia Index as well as the value of the securities comprising the Wachovia Index. Wachovia earns fees tied to the assets indexed or benchmarked to the Wachovia Index. Accordingly, Wachovia has an incentive to recommend products and services linked to the Wachovia Index to its customers. Any use, reproduction, distribution, publication, revision or display of the Wachovia Index requires a license from Wachovia.

WACHOVIA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY THEM OR ANY DATA INCLUDED THEREIN. WACHOVIA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE WACHOVIA INDEX OR THE USE OF THE DATA SUPPLIED BY WACHOVIA OR ANY DATA INCLUDED THEREIN. WACHOVIA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY WACHOVIA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WACHOVIA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Zacks Investment Research ("Zacks") only relationship to the Adviser, the Trust or the Distributor is Zack's licensing to the Adviser certain Zacks trademarks, Indexes and trade names, which is composed by Zacks without regard to the Adviser, the Funds or any investor.

The only relationship that Zacks has with the Adviser or Distributor of the PowerShares Zacks Micro Cap Portfolio in connection with the Funds is that

Zacks has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. Zacks has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. Zacks is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the asset value of the Fund. Zacks does not have any obligation or liability in connection with the administration, marketing or trading of the Fund.

ZACKS SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS RELATED TO THE FUNDS OR THE UNDERLYING INDEX. ZACKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. ZACKS DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUND OR TO THE UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ZACKS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUND OR THE UNDERLYING INDEX, EVEN IF ZACKS IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"Deutsche Bank" and "DB Emerging Market USD Liquid Balanced IndexSM" are reprinted with permission. © Copyright 2007 Deutsche Bank AG. All rights reserved. "Deutsche Bank" and DB Emerging Market USD Liquid Balanced IndexSM are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by the Adviser. The PowerShares Emerging Markets Sovereign Debt Portfolio is not sponsored, endorsed, sold or promoted by Deutsche Bank AG or any of its affiliates of subsidiaries. Deutsche Bank AG and Deutsche Bank Securities Inc., as Index Provider, make no representation, express or implied, regarding the advisability of investing in this product. As the Index Provider, Deutsche Bank AG and Deutsche Bank Securities Inc. are licensing certain trademarks, the underlying Index and trade names which are composed by Deutsche Bank AG and Deutsche Bank Securities Inc. without regard to this Index, this product or any investor.

The PowerShares Emerging Markets Sovereign Debt Portfolio is not sponsored, endorsed, sold or promoted by Deutsche Bank AG or any subsidiary or affiliate of Deutsche Bank AG, including Deutsche Bank Securities Inc. The Deutsche Bank DB Emerging Market USD Liquid Balanced Index is the exclusive property of Deutsche Bank AG. "Deutsche Bank" and "DB Emerging Market USD Liquid Balanced Index" are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by the Adviser. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the Underlying Index makes any representation or warranty, express or implied, concerning the Underlying Index, the Product or the advisability of investing in securities generally. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index has any obligation to take the needs of PowerShares Emerging Markets Sovereign Debt Portfolio, the Adviser, or its clients into consideration in determining, composing or calculating the Underlying Index. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the Underlying Index is responsible for or has participated in the determination of the timing of, prices at, quantities or valuation of the Fund. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index has any obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE DB INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX MAKES ANY EXPRESS OR

IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DEUTSCHE BANK AG AND THE ADVISER.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any Deutsche Bank trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Deutsche Bank to determine whether Deutsche Bank's permission is required. Under no circumstances may any person or entity claim any affiliation with Deutsche Bank without the written permission of Deutsche Bank.

The Intellidex Indexes (the "Indexes") are trademarks of the American Stock Exchange LLC (the "AMEX") which are licensed for use by Invesco PowerShares Capital Management LLC in connection with the PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Large Cap Portfolio, PowerShares Dynamic Mid Cap Portfolio, PowerShares Dynamic Small Cap Growth Portfolio and PowerShares Dynamic Small Cap Value (the "Products"). The products are not sponsored, or endorsed by the AMEX and the AMEX makes no warranty or representation as to the accuracy and/or completeness of the Indexes or the trading of the Products.

The Funds are not sponsored or endorsed by the AMEX and the AMEX makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in the Shares particularly or the ability of the product to trade the performance of any sector of the stock market. The AMEX's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and Indexes, which are determined, composed and calculated by the AMEX without regard to the Funds. The AMEX has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the Indexes. The AMEX is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Shares of the Funds. In addition, the AMEX acts as the exchange on which the Shares are traded. The Underlying Intellidexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. The AMEX has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Indices. The AMEX is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. The AMEX has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares.

THE AMEX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. THE AMEX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE SHARES OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. THE AMEX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE AMEX HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

None of the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio and PowerShares Dynamic Europe Portfolio is sponsored, endorsed, sold or promoted by QSG and QSG does not make any representation regarding the advisability of investing in Shares of these Funds.

QSG makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. QSG's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain QSG trademarks and tradenames of QSG, QSG Asia-Pacific Opportunities Index, QSG Europe

Index and QSG Developed International Opportunities Index, which is composed by QSG without regard to the Distributor, the Adviser or the Trust.

QSG has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Indices. QSG is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. QSG has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. QSG does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein, and QSG shall have no liability for any errors, omissions, or interruptions therein. QSG makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Indices, trading based on the Underlying Indices, any data included therein in connection with the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio and PowerShares Dynamic Europe Portfolio or for any other use. QSG expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Indices or any data included therein, the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio and PowerShares Dynamic Europe Portfolio, the Trust or the Shares except as set forth in the license agreements with the Adviser. Without limiting any of the foregoing, in no event shall QSG have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Underlying Indices or any data included therein, the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio and PowerShares Dynamic Europe Portfolio, the Trust or the Shares, even if notified of the possibility of such damages.

Mergent® is a registered trademark of Mergent, Inc. and Ryan is a trade name of Ryan Holdings, LLC and each has been licensed for use by InvescoPowerShares Capital Management LLC. Mergent, Inc., ALM Research Solutions, LLC and Ryan Holdings, LLC, collectively are the Index Provider for the PowerShares 1-30 Laddered Treasury Portfolio, which is not sponsored, endorsed, sold or promoted by Mergent, ALM or Ryan. Mergent, ALM and Ryan make no representation or warranty, express or implied, to the shareholders of the PowerShares 1-30 Laddered Treasury Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Ryan/Mergent 1-30 Year Treasury Laddered Index particularly or the ability of any data supplied by Mergent, ALM or Ryan to track general stock market performance. Mergent, ALM and Ryan's only relationship to this sponsor is the licensing of certain trademarks and trade names of Mergent, ALM or Ryan, and of the data supplied by Mergent, ALM or Ryan which is determined, composed and calculated by Mergent, ALM or Ryan without regard to the PowerShares 1-30 Laddered Treasury Portfolio or its common shares. Mergent, ALM and Ryan have no obligation to take the needs of PowerShares or the shareholders of the PowerShares 1-30 Laddered Treasury Portfolio into consideration in determining, composing or calculating the data supplied by Mergent, ALM or Ryan. Mergent, ALM and Ryan are not responsible for and have not participated in the determination of the prices of the shares of the Product or the timing of the issuance or sale of such shares. Mergent, ALM or Ryan have no obligation or liability in connection with the administration, marketing or trading of the PowerShares 1-30 Laddered Treasury Portfolio or its common shares. The PowerShares 1-30 Laddered Treasury Portfolio is entitled to use the Ryan/Mergent 1-30 Year Treasury Laddered Index pursuant to a sublicensing agreement with the Adviser.

The PowerShares 1-30 Laddered Treasury Portfolio is not sponsored, endorsed, sold or promoted by Ryan/Mergent and Ryan/Mergent does not make any representation regarding the advisability of investing in Shares of the PowerShares 1-30 Laddered Treasury Portfolio.

Ryan/Mergent make no representation or warranty, express or implied, to the owners of PowerShares 1-30 Laddered Treasury Portfolio shares or any member of the public regarding the advisability of investing in securities generally or in shares particularly. Ryan/Mergent's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain Ryan/Mergent trademarks and trade names of Ryan/Mergent and Ryan/Mergent 1-30 Year Treasury Laddered Index, which is composed by Ryan/Mergent without regard to the Distributor, the Adviser or the Trust.

The Ryan/Mergent 1-30 Year Treasury Laddered Index is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of PowerShares 1-30 Laddered Treasury Portfolio shares. Ryan/Mergent have no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of PowerShares 1-30 Laddered Treasury Portfolio shares into consideration in determining, composing or Disclaimers calculating the

Ryan/Mergent 1-30 Year Treasury Laddered Index. Ryan/Mergent are not responsible for and have not participated in the determination of the prices and amount of PowerShares 1-30 Laddered Treasury Portfolio shares or the timing of the issuance or sale of PowerShares 1-30 Laddered Treasury Portfolio shares or in the determination of any financial calculations relating thereto. Ryan/Mergent have no obligation or liability in connection with the administration of the Trust, or marketing of the PowerShares 1-30 Laddered Treasury Portfolio shares. Ryan/Mergent do not guarantee the accuracy and/or the completeness of the Ryan/Mergent 1-30 Year Treasury Laddered Index or any data included therein, and Ryan/Mergent shall have no liability for any errors, omissions, or interruptions therein. Ryan/Mergent make no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of PowerShares 1-30 Laddered Treasury Portfolio shares, or any other person or entity, from the use of the Ryan/Mergent 1-30 Year Treasury Laddered Index or any data included therein. Ryan/Mergent make no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Ryan/Mergent 1-30 Year Treasury Laddered Index or any data included therein, the Funds, the Trust or the PowerShares 1-30 Laddered Treasury Portfolio shares. Without limiting any of the foregoing, in no event shall Ryan/Mergent have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Ryan/Mergent 1-30 Year Treasury Laddered Index or any data included therein, the PowerShares 1-30 Laddered Treasury Portfolio, the Trust or the PowerShares 1-30 Laddered Treasury Portfolio shares, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the Ryan/Mergent 1-30 Year Treasury Laddered Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the PowerShares 1-30 Laddered Treasury Portfolio, owners of the Shares of the PowerShares 1-30 Laddered Treasury Portfolio or any other person or entity from the use of the Ryan/Mergent 1-30 Year Treasury Laddered Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Ryan/Mergent 1-30 Year Treasury Laddered Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Ryan/Mergent 1-30 Year Treasury Laddered Index even if notified of the possibility of such damages.

MERGENT, ALM AND RYAN DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY THEM OR ANY DATA INCLUDED THEREIN. MERGENT, ALM AND RYAN MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY MERGENT, ALM OR RYAN OR ANY DATA INCLUDED THEREIN. MERGENT, ALM AND RYAN MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY MERGENT, ALM OR RYAN OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING. IN NO EVENT SHALL MERGENT, ALM OR RYAN HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Indexes or any data included therein, even if notified of the possibility of such damages.

Other Information

For purposes of the 1940 Act, the Funds are treated as registered investment companies and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act.

Continuous Offering

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. The Trust, however, has received from the SEC an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the AMEX is satisfied by the fact that the prospectus is available at the AMEX upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Funds' SAI. The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. More information about the fees, expenses, investment objectives, strategies and risks of the PowerShares ETFs in which the Funds invest may be found in the prospectuses for each PowerShares ETF at www.invescopowershares.com. If you have questions about the Funds, Shares, the Underlying ETFs or if you wish to obtain the SAI free of charge, please:

Call:  Invesco Aim Distributors, Inc. at 1-800-337-4246
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares Exchange-Traded Fund Trust II
c/o Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, Texas 77046-1173

  Visit: www.invescopowershares.com

Information about the Funds (including the SAI) and the Underlying ETFs which comprise the Underlying Indexes in which the Funds invest (including the SAIs) can be reviewed and copied at SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e mail address:

publicinfo@sec.gov

or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

The Trust's registration number under the 1940 Act is 811-21977.

Dealers Effecting Transactions In The Funds' Shares, Whether Or Not Participating In This Distribution, Are Generally Required To Deliver A Prospectus. This Is In Addition To Any Obligation Of Dealers To Deliver A Prospectus When Acting As Underwriters.

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PowerShares Exchange-Traded Fund Trust II
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

Investment Company Act File No. 811-21977

PowerShares Exchange-Traded Fund Trust II

STATEMENT OF ADDITIONAL INFORMATION

Dated May 5, 2008

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated May 5, 2008 for PowerShares Autonomic Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio and PowerShares Autonomic Balanced NFA Global Asset Portfolio, each a series of the PowerShares Exchange-Traded Fund Trust II (the "Trust"), as they may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in each Prospectus, unless otherwise noted. A copy of each Prospectus may be obtained without charge by writing to the Trust's Distributor, Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling toll free (800) 337-4246.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 29 portfolios. This Statement of Additional Information relates to the PowerShares Autonomic Growth NFA Global Asset Portfolio, the PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio and the PowerShares Autonomic Balanced NFA Global Asset Portfolio (each a "Fund" and, together, the "Funds"). Each of the Funds is "non-diversified" and, as such, such Funds' investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Funds are referred to herein as "Shares" or "Fund Shares."

The other twenty-six funds of the Trust, the PowerShares VRDO Tax-Free Weekly Portfolio, PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Global Water Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares International Listed Private Equity Portfolio, PowerShares Emerging Markets Soverign Debt Portfolio, PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Preferred Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio, PowerShares Global Nuclear Energy Portfolio and PowerShares High Yield Corporate Bond Portfolio.

The Funds are managed by Invesco PowerShares Capital Management LLC (the "Adviser").

The Funds offer and issue Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in the relevant Underlying Indices (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The Funds anticipate that their Shares will trade on the American Stock Exchange (the "AMEX" or the "Exchange"). Fund Shares will trade on the Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 100,000 Shares for the PowerShares Autonomic Growth NFA Global Asset Portfolio, the PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio and the PowerShares Autonomic Balanced NFA Global Asset Portfolio. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value

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of the Underlying Indices is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Objectives

The investment objective of the PowerShares Autonomic Growth NFA Global Asset Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the index called the "New Frontier Global Dynamic Growth IndexTM" (the "Underlying Index").

The investment objective of the PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the index called the "New Frontier Global Dynamic Balanced Growth IndexTM" (the "Underlying Index").

The investment objective of the PowerShares Autonomic Balanced NFA Global Asset Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the index called the "New Frontier Global Dynamic Balanced IndexTM" (the "Underlying Index").

INVESTMENT RESTRICTIONS

The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies the Funds' respective investment restrictions numbered (1) through (7) below. Each Fund, as a fundamental policy, may not:

(1)  Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3)  Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the "Securities Act") in connection with the purchase and sale of portfolio securities.

(4)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

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(6)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)  Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting securities." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees without shareholder approval. Each Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

The investment objective of each Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

INVESTMENT POLICIES AND RISKS

Fund of Funds Risk. Each Fund pursues its investment objective by investing its assets in securities of funds included in its Underlying Index, which includes funds advised by the Adviser or its affiliates ("PowerShares ETFs"), or, if the asset exposure sought by the Index Provider is not available through a PowerShares ETF, ETFs advised by unaffiliated entities (collectively, the "Underlying ETFs"), rather than investing directly in stocks, bonds, cash or other investments. Each Fund's investment performance, because it is a fund of funds, depends on the investment performance of the Underlying ETFs in which it invests. An investment in a Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index in which the Fund invests. Each Fund will indirectly pay a proportional share of the asset-based fees of the Underlying ETFs in which it invests. There is a risk that the Index Provider's evaluations and assumptions regarding the broad asset classes represented in each Underlying Index may be incorrect based on actual market conditions. In addition, at times the segments of the market represented by the Underlying ETFs within the Underlying Index may be out of favor and underperform other segments.

Correlation and Tracking Error. Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund's

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performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund's fiscal year-end by comparing the Fund's average monthly total returns, before fees and expenses, to the Underlying Index's average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between each Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of each Fund's total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with a Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark to market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, a Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Funds will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Funds' ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds

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equal to or greater than the interest required to be paid may not always be available and the Funds intend to use the reverse repurchase technique only when the Adviser believes it will be advantageous to a Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Funds' assets. The custodian bank will maintain a separate account for the Funds with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

Mortgage Pass-Through Securities Risk. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association, the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. The portion of the Merrill Lynch U.S. Corporate, Government & Mortgage Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows, value and yield of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, certain Underlying ETFs seek to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. Certain Underlying ETFs intend to use TBA transactions in several ways. For example, certain Underlying ETFs expect to regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll," Underlying ETFs generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Underlying ETF may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose an Underlying ETF, and therefore the Fund, to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, Underlying ETFs will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. The use of "TBA rolls" may cause an Underlying ETF to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Underlying ETFs.

Certain Underlying ETFs intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds affiliated with the Adviser. Such Underlying ETFs will assume their pro rata share of fees and expenses of any money market fund that it may invest in, in addition to its own fees and expenses.

Money Market Instruments. Each Fund may invest a portion of its assets in high quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed

5

time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime 1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short term negotiable obligations of commercial banks. Time deposits are non negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. Each Fund may enter into U.S. futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. exchange. Each Fund will not use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security or an index at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer," i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Each Fund may enter into futures contracts to purchase security indices when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Each Fund may purchase and write put and call options on futures contracts as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

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Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. There are no limitations on the extent to which each Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Funds' Prospectuses and this Statement of Additional Information.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate each Fund's existing position in the contract.

Derivatives Risk. The value of "derivatives"—so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index—may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If an Underlying ETF that is part of the Underlying Index uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the Underlying ETF's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

Leverage Risk. The use of derivatives may give rise to a form of leverage. Leverage may cause an Underlying ETF's portfolio, and therefore the portfolios of the Funds, to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the Underlying ETF.

GENERAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Funds is contained in the Prospectus in the "Principal Risks of Investing in the Funds" and "Additional Risks" sections. The discussion below supplements, and should be read in conjunction with, these sections of the Funds' Prospectus.

An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

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Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stock. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stock which typically has a liquidation preference and which may have stated optional or mandatory redemption provisions, common stock has neither a fixed principal amount nor a maturity.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while each Fund plans to utilize futures contracts only if an active market exists for such contracts and only following the receipt of any required exemptive relief, there is no guarantee that a liquid market will exist for the contract at a specified time.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Funds involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial

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losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that each Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, each Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Funds' rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). Each Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

MANAGEMENT

The general supervision of the duties performed by the Adviser for the Funds under the investment advisory agreement (the "Investment Advisory Agreement") is the responsibility of the Board of Trustees. The Trust currently has six Trustees. Five Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the "non-interested" or "independent" Trustees ("Independent Trustees"). The other Trustee (the "Management Trustee") is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this Statement of Additional Information, the Fund Complex consists of the Trust's 29 portfolios, three other exchange-traded fund trusts with 78 portfolios advised by the Adviser (the "Fund Family") and 228 other portfolios advised by an affiliated person of the Adviser.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge (49) YQA Capital Management, LLC 1755 S. Naperville Rd., Suite 100 Wheaton, IL 60187	Trustee	Since 2007	YQA Capital Management LLC (July 1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	107	None

Marc M. Kole (47) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Assistant Vice President and Controller, Priority Health (September 2005-April 2008); formerly, Interim CFO, Priority Health (July 2006-April 2007); Senior Vice President of Finance, United Healthcare (health insurance) (July 2004-July 2005); Senior Vice President of Finance, Oxford Health Plans (June 2000-July 2004)	107	None

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Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
D. Mark McMillan (44) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Partner, Bell, Boyd & Lloyd LLP (1989-Present)	107	None

Philip M. Nussbaum (46) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (formerly Betzold, Berg, Nussbaum & Heitman, Inc.) (November 2004-Present); formerly Managing Director, Communication Institute (May 2002-August 2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (March 1994-July 1999)	107	None

Donald H. Wilson (47) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	President and Chief Financial Officer, AMCORE Financial, Inc. (August 2007-Present); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (bank holding company) (February 2006-Present); formerly, Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (May 1995-February 2006)	107	None

*  This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

Name, Address and Age of Management Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Management Trustees	Other Directorships Held by Management Trustees
H. Bruce Bond (45) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee and Chief Executive Officer	Since 2006	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); Manager, Nuveen Investments (April 1998-August 2002)	107	None

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Name, Address and Age of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Bruce T. Duncan (53) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Financial Officer, Treasurer and Secretary	Chief Financial Officer and Treasurer Since 2007 and Secretary Since 2008	Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (September 2005-Present); Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Kevin R. Gustafson (42) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2007	General Counsel and Chief Compliance Officer, Invesco PowerShares Capital Management LLC (September 2004-Present); Attorney, Nyberg & Gustafson (2001-2004); Attorney, Burke, Warren, McKay & Serritella, P.C. (1997-2000)

*  This is the period for which the Trustee/Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Autonomic Growth NFA Global Asset Portfolio (As of December 31, 2007)	Dollar Range of Equity Securities in the PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio (As of December 31, 2007)	Dollar Range of Equity Securities in the PowerShares Autonomic Balanced NFA Global Asset Portfolio (As of December 31, 2007)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family (As of December 31, 2007)
Ronn R. Bagge	None	None	None	over $100,000
Marc M. Kole	None	None	None	over $100,000
D. Mark McMillan	None	None	None	$10,000-$50,000
Philip M. Nussbaum	None	None	None	over $100,000
Donald H. Wilson	None	None	None	over $100,000
H. Bruce Bond	None	None	None	over $100,000

As of the date of this Statement of Additional Information, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of a Fund.

As of April 1, 2008, the trusts of the Fund Family pay each Independent Trustee an annual retainer of $195,000 for their service as Trustee (the "Retainer"). The Trust and the PowerShares Exchange-Traded Fund Trust (the "Initial Trust") pay $155,000 of the Retainer, half of which is allocated pro rata between the funds of the Trust and the Initial Trust, and the other half of which is allocated between the funds of the Trust and the funds of the Initial Trust based on average net assets. The other trusts in the Fund Family pay the remaining $40,000 of the Retainer. Each committee chair receives an additional fee of $10,000 per year, allocated in the same manner as the Retainer. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Funds have a deferred compensation plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Trustee receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds of the Initial Trust or the Trust that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of

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equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Funds. The Independent Trustees are not eligible for any pension or profit sharing plan.

The Board of Trustees of the Trust met 4 times during the fiscal year ended October 31, 2007.

The Board has an Audit Committee consisting of the five Independent Trustees. Messrs. Bagge, Kole, McMillan, Nussbaum and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls. During the fiscal year ended October 31, 2007, the Audit Committee held 2 meetings.

The Board also has a Nominating and Governance Committee consisting of the five Independent Trustees. Messrs. Bagge, Kole, McMillan, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. During the fiscal year ended October 31, 2007, the Nominating and Governance Committee held 2 meetings.

The Trustees fees are allocated among the funds based on net assets. The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2007 (none of which was paid by the Funds, which had not commenced operations as of October 31, 2007):

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Family(1)
Ronn R. Bagge	$5,529	N/A	$159,890
Marc M. Kole	$5,134	N/A	$126,082
D. Mark McMillan	$5,134	N/A	$149,082
Philip M. Nussbaum	$5,529	N/A	$159,890
Donald H. Wilson	$5,134	N/A	$121,082
H. Bruce Bond	N/A	N/A	N/A

(1)  The amounts shown in this column represent the aggregate compensation paid by all of the series of the Trust and the series of the Initial Trust as of October 31, 2007 before deferral by the Trustees under the DC Plan. As of October 31, 2007, the values of the deferral accounts for Messrs. Bagge, McMillan and Nussbaum pursuant to the DC Plan were $3,590, $32,986 and $35,706, respectively.

As of the date of this Statement of Additional Information, the officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of the Funds.

Shareholder Communications. Shareholders may send communications to the Trust's Board of Trustees by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

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The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Portfolio Managers. The Adviser uses a team of portfolio managers (the "Portfolio Managers"), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's resources. John W. Southard Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees the team of the Portfolio Managers responsible for the day-to-day management of the funds. The Portfolio Manager who leads the team of Portfolio Managers in the day-to-day management of the Funds is Mr. Hubbard.

As of February 29, 2008, in addition to 25 funds of the Trust, Mr. Southard managed the 71 portfolios of the Initial Trust with a total of approximately $12.7 billion in assets, no other pooled investment vehicles and 15 exchange-traded funds traded in Europe with approximately $534 million in assets.

As of February 29, 2008, in addition to 25 funds of the Trust, Mr. Hubbard managed the 71 portfolios of the Initial Trust with a total of approximately $12.7 billion in assets, no other pooled investment vehicles and 15 exchange-traded funds traded in Europe with approximately $534 million in assets.

As of February 29, 2008, in addition to 25 funds of the Trust, Mr. Reitmann managed the 71 portfolios of the Initial Trust with a total of approximately $12.7 billion in assets, no other pooled investment vehicles and 15 exchange-traded funds traded in Europe with approximately $534 million in assets.

As of February 29, 2008, in addition to 17 funds of the Trust, Mr. Stoneberg managed the 71 portfolios of the Initial Trust with a total of approximately $12.49 billion in assets, no other pooled investment vehicles and 15 exchange-traded funds traded in Europe with a total of approximately $534 million in assets.

As of February 29 2008, in addition to 17 funds of the Trust, Mr. Trampe managed the 71 portfolios of the Initial Trust with a total of approximately $12.49 billion in assets, no other pooled investment vehicles and 15 exchange-traded funds traded in Europe with a total of approximately $534 million in assets.

Although the funds of the Trusts that are managed by the Portfolio Managers may have different investment strategies, each has a portfolio objective of replicating its Underlying Index. The Adviser does not believe that management of the different Funds presents a material conflict of interest for the Portfolio Managers or the Adviser.

The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the bonuses may be approved in advance by the Committee. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers. As of February 29, 2007, Messrs. Hubbard, Trampe and Reitmann did not own any securities of the Trust.

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As of January 31, 2008, the dollar range of securities beneficially owned by Messrs. Southard and Stoneberg in the Trust was $100,001-$500,000 and $1-$10,000, respectively. The portfolio holdings of Messrs. Southard and Stoneberg as of January 31, 2008 are shown below.

John W. Southard, Jr.
Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares High Yield Corporate Bond Portfolio		X
PowerShares Dynamic Asia Pacific Portfolio		X
PowerShares Global Clean Energy Portfolio		X
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio				X
PowerShares Emerging Markets Sovereign Debt Portfolio			X
PowerShares FTSE RAFI Japan Portfolio		X
PowerShares Insured National Municipal Bond Portfolio		X
Jason Stoneberg
Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Dynamic Developed International Opportunities Portfolio	X

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage expenses, distribution fees, if any, litigation expenses and other extraordinary expenses. For its services to each Fund, each Fund has agreed to pay an annual fee, paid monthly, equal to a percentage of its average daily net assets set forth in the chart below (the "Advisory Fee").

Fund	Fee
PowerShares Autonomic Growth NFA Global Asset Portfolio	0.25%
PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio	0.25%
PowerShares Autonomic Balanced NFA Global Asset Portfolio	0.25%

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Funds and manages the investment of the Funds' assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until April 30, 2009, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187. On September 18, 2006, INVESCO PLC acquired Invesco PowerShares Capital Management LLC. INVESCO PLC is an independent global investment manager.

Administrator. The Bank of New York ("BONY" or the "Administrator") serves as administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286. BONY serves as administrator for the Trust pursuant to an administrative services agreement (the "Administrative Services Agreement"). Under the Administrative Services Agreement, BONY is obligated on a continuous basis, to provide such administrative

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services as the Board reasonably deems necessary for the proper administration of the Trust and each Fund. BONY will generally assist in all aspects of the Trust's and the Funds' operations, including supply and maintain office facilities (which may be in BONY's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

As compensation for the foregoing services, BONY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Custodian, Transfer Agent and Fund Accounting Agent. BONY, located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the "Custodian Agreement"). As custodian, BONY holds the Funds' assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BONY also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. Further, BONY serves as Fund accounting agent pursuant to a fund accounting agreement (the "Fund Accounting Agreement"). As compensation for the foregoing services, BONY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Distributor. Invesco Aim Distributors, Inc. (the "Distributor") is the distributor of the Funds' Shares. Its principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectuses and below under the heading "Creation and Redemption of Creation Units."

Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, this Statement of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

Index Providers. Set forth below is a list of each Fund and the Underlying Index upon which it is based. The New Frontier Global Dynamic Balanced IndexTM, New Frontier Global Dynamic Growth IndexTM and New

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Frontier Global Dynamic Balanced Growth IndexTM are compiled by New Frontier Advisors, LLC ("New Frontier Advisors"), under contract with New Frontier Management Company, LLC ("New Frontier Management").

Fund	Underlying Index
PowerShares Autonomic Growth NFA Global Asset Portfolio	New Frontier Global Dynamic Growth IndexTM
PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio	New Frontier Global Dynamic Balanced Growth IndexTM
PowerShares Autonomic Balanced NFA Global Asset Portfolio	New Frontier Global Dynamic Balanced IndexTM

Neither New Frontier Management nor New Frontier Advisors is affiliated with the Funds or with the Adviser. Each Fund is entitled to use its respective Underlying Index in accordance with a sub-licensing agreement entered into with the Adviser pursuant to which the Adviser is sub-licensing the use of certain Indexes and marks to the Fund at no cost. The Adviser has a licensing agreements with New Frontier Management.

The only relationships that New Frontier Management, LLC has with the Adviser of the Funds in connection with the Funds are that New Frontier Management has licensed certain of its intellectual property, and certain intellectual property of New Frontier Advisors, including the determination of the component securities of the Underlying Indexes and the name of the Underlying Indexes. The Underlying Indexes are selected and calculated without regard to the Adviser, Distributor or owners of the Funds. New Frontier Management and New Frontier Advisors (collectively, the "New Frontier Companies") have no obligation to take the specific needs of the Adviser, Distributor or owners of the Funds into consideration in the determination and calculation of the Underlying Indexes. The New Frontier Companies are not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the asset value of the Funds. The New Frontier Companies have no obligation or liability in connection with the administration, marketing or trading of the Funds.

THE NEW FRONTIER COMPANIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE UNDERLYING INDEXES. THE NEW FRONTIER COMPANIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR, THE TRUST OR OWNERS OF SHARES OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEXES. TRADING BASED ON THE UNDERLYING INDEXES, ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE FUNDS, OR FOR ANY OTHER USE. THE NEW FRONTIER COMPANIES EXPRESSLY DISCLAIM ALL WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO THE UNDERLYING INDEXES OR TO ANY DATA INCLUDED THEREIN EXCEPT AS SET FORTH IN THE RESPECTIVE LICENSE AGREEMENTS WITH THE ADVISER. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE NEW FRONTIER COMPANIES HAVE ANY LIABILITY FOR ANY SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, STRICT LIABILITY OR TORT (INCLUDING NEGLIGENCE OR OTHERWISE), RESULTING FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Indexes or any data included therein, even if notified of the possibility of such damages.

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BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Trust's policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates do not currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Funds, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on October 10, 2006 pursuant to a Declaration of Trust.

The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 29 funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, and terminate any series without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights except as may be determined by the Trustees and are freely transferable. Each Share of a Fund is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Trust's Declaration of Trust in any respect or authorize the merger or consolidation of the Trust or any Fund into another trust or entity, reorganize the Trust, or any Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any Fund to another entity, or a series or class of another entity, or terminate the Trust or any Fund.

A Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration of Trust.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Trust's Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The holders of Fund shares are

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required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as otherwise determined by the Trustees, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust's Declaration also provides that a Trustee acting in his or her capacity of trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Trust's Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys' fees) incurred by a Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for a Fund's costs, including attorneys' fees.

The Declaration further provides that a Fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against a Fund be brought only in a certain federal court in Illinois, or if

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not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Control Persons. As of the date of this Statement of Additional Information, the Adviser beneficially owned all of the voting securities of each Fund.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectuses entitled "Book Entry."

DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

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The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this Statement of Additional Information. The Board of Trustees will periodically review each Fund's proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also will be available at no charge upon request by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187. The Funds' Form N-PX will also be available on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q for the Funds will be available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q, when available, may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds' Form N-Q and Form N-CSR will be available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy.

The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the AMEX via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and AMEX will not disseminate non-public information concerning the Trust.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, certain

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Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" is any day on which the NYSE is open for business. As of the date of this Statement of Additional Information, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") per each Creation Unit Aggregation constituting a substantial replication of the securities included in the Underlying Index ("Fund Securities") and an amount of cash (the "Cash Component") computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount"— an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Funds until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a "cash in lieu" amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC, and hence not eligible for transfer through the Clearing Process (discussed below), will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders.

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The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Funds.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

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Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Funds by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See "Creation Transaction Fee" section below.

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited

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with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Funds for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to BONY regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Standard Creation/Redemption Transaction Fee for each Fund will be $500. The Maximum Creation/Redemption Transaction Fee for each Fund will be $2,000.

Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no

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assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for a Fund are the same as the creation fees set forth above.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for an order to redeem to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if; (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made

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through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern time for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The chart below describes in further detail the placement of redemption orders outside the Clearing Process.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC

Standard Orders	4:00 p.m. (ET) Order must be Received by the Distributor.	No action.	No action.	Creation Unit Aggregations will be delivered.

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	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Custom Orders	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Creation Unit Aggregations will be delivered.

Creation Outside NSCC

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities.	No action.	1:00 p.m. (ET) Missing Deposit Securities are due to the Trust or the Trust may use cash on deposit to purchase missing Deposit Securities. Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order in proper form must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Redemption Through NSCC

Standard Orders	4:00 p.m. (ET) Order must be Received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

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Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Redemption Outside of NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1)	11:00 a.m. (ET)
Fund shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
	*If the order is not in proper form or the Fund Shares are not delivered, then the order will not be deemed received as of T.	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET)
Fund shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
	*If the order is not in proper form or the Fund Shares are not delivered, then the order will not be deemed received as of T.	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

TAXES

Each Fund intends to qualify for and to elect to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

The Funds, and the Underlying ETFs in which the Funds invest, may make investments that are subject to special U.S. federal income tax rules, such as investments in structured notes, swaps, options, futures contracts

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and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund. The underlying funds may need to borrow money or dispose of some of their investments earlier than anticipated in order to meet their distribution requirements.

Distributions from the Funds' net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of the Funds through the means of a dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.

Dividends declared by the Funds in October, November or December and paid to shareholders of record of such month during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

Long-term capital gains of noncorporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these tax years, some ordinary dividends declared and paid by a Fund to noncorporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends to individual shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

If, for any calendar year, the total distributions made exceed the Trust's current and accumulated earnings and profit, the excess will, for U.S. federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of Shares.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States, or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to

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United States federal net income taxation at regular income tax rates. Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by a Fund as "short-term capital gain dividends" or "interest-related dividends," will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. These provisions relating to distributions to shareholders who are nonresident aliens or foreign entities generally would apply to distributions with respect to taxable years of a Fund beginning before January 1, 2008. In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations and which may include certain REITs and certain REIT capital gain dividends) will generally be subject to United States withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a United States tax return. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to each Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

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DETERMINATION OF NAV

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

The NAV per Share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the (ordinarily 4:00 p.m., Eastern time) on each day that the Exchange is open.

In computing each Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market, or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

The value of each Fund's portfolio securities is based on the securities' closing price on local markets when available. If a security's market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust's valuation policies and procedures approved by the Board of Trustees. Money market securities maturing in 60 days or less will be valued at amortized cost. Each Fund may use fair value pricing in a variety of circumstances, including, but not limited to, situations when the value of a security in a Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund currently expects that it will fair value foreign equity securities held by the Fund each day the Fund calculates its NAV. Accordingly, a Fund's NAV is expected to reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Fund's benchmark index. This may adversely affect a Fund's ability to track its benchmark index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled "Dividends, Distributions and Taxes."

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the

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availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, serves as the Funds' independent registered public accounting firm. They audit the Funds' financial statements and perform other related audit services.

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APPENDIX A

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

PROXY AND CORPORATE ACTION VOTING
POLICIES AND PROCEDURES

I.  POLICY

Invesco PowerShares Capital Management LLC (the "Adviser") may act as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). The Adviser's authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, the Adviser's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

II.  PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES

John Southard is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. below, "Guidelines"), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

John Southard is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by Adviser are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

IV.  PROCEDURES FOR ADDRESSING CONFLICTS OF INTEREST

Examples of potential conflicts of interest include situations where the Adviser or an affiliate, or personnel of either entity:

—Manages a pension plan of a company whose management is soliciting proxies;

—Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

—Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below.

The Adviser shall review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of the applicable client on the one hand and the Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a "potential conflict"). The Adviser shall perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Adviser determines that a potential conflict may exist, it shall resolve any such conflict in a manner that is in the collective best interests of the applicable client and the Adviser's other clients (excluding any client that may have a potential conflict).

Without limiting the generality of the foregoing, the Adviser may resolve a potential conflict in any of the following manners: (i) If the proposal that gives rise to a potential conflict is specifically addressed in the Adviser's Proxy Voting Policies and Procedures, the Adviser may vote the proxy in accordance with the predetermined policies and guidelines set forth in such Proxy Voting Policies and Procedures; provided that such predetermined policies and guidelines involve little discretion on the part of the Adviser; (ii) The Adviser may disclose the potential conflict to the client and obtain the client's consent before directing the Adviser to vote in the manner approved by the client; (iii) The Adviser may engage an independent third-party to determine how the proxy should be voted; or (iv) The Adviser may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker. The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Adviser's senior account representatives actually knew or reasonably should have known of the potential conflict.

In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1.  Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or specified third party.

2.  Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.  Limited Value: If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities that are no longer held by the client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4.  Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for purposes of voting.

5.  Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

V.  RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information and a copy of any written response by the Adviser to any such client request; (v) any documents A-2 prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

VI.  GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.  Oppose

The Adviser will generally vote against any management or shareholder proposal that potentially has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1.  Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:

a.  Proposals to stagger board members' terms;

b.  Proposals to limit the ability of shareholders to call special meetings;

c.  Proposals to require super majority votes;

d.  Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.  Proposals regarding "fair price" provisions;

f.  Proposals regarding "poison pill" provisions; and

g.  Proposals permitting "green mail".

2.  Restrictions related to social, political or special interest issues that potentially may have a negative effect on the ability of shareholders to realize the full potential value of their investment, unless specific client guidelines supercede.

B.  Approve

When voting on common management sponsored initiatives, the Adviser generally votes in support of management. These issues include:

1.  Election of directors recommended by management, except if there is a proxy fight.

2.  Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

3.  Date and place of annual meeting.

4.  Limitation on charitable contributions or fees paid to lawyers.

5.  Ratification of directors' actions on routine matters since previous annual meeting.

6.  Shareholder proposals for confidential voting, allowing shareholders to later divulge their votes to management on a selective basis if a legitimate reason arises.

7.  Limiting directors' liability and allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

8.  Elimination of preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.  Employee Stock Purchase Plan

10.  Establishment of 401(k) Plan

C.  Case-by-Case

The Adviser will review each issue in this category on a case-by-case basis. These matters include:

1.  Director compensation.

2.  Eliminate director mandatory retirement policy.

3.  Rotate annual meeting location/date.

4.  Option and stock grants to management and directors.

5.  Proposals to reincorporate into another state.

D.  Special Policy with Respect to the PowerShares Listed Private Equity Portfolio, PowerShares International Listed Private Equity Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced NFA Global Asset Portfolio and PowerShares Lux Nanotech Portfolio

With respect to the PowerShares International Listed Private Equity Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced NFA Global Asset Portfolio and PowerShares Lux Nanotech Portfolio, the Adviser will vote proxies in accordance with Section 12(d)(1)(F), which requires that the Adviser vote the shares in the portfolio of the PowerShares International Listed Private Equity Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced NFA Global Asset Portfolio and PowerShares Lux Nanotech Portfolio in the same proportion as the vote of all other holders of such security.